Mercator Partners Acquisition Corp. Proposed Acquisition of Global Internetworking, Inc. (GII) and European Telecommunications & Technology Limited (ETT) Investor Presentation June 28, 2006

Mercator Partners Acquisition Corp. Stockholders of Mercator Partners Acquisition Corp. ("MPAC") are advised to read MPAC's preliminary proxy statement and, when filed, its definitive proxy statement in connection with MPAC's solicitation of proxies for a special meeting of stockholders. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition of Global Internetworking, Inc. ("GII") and European Telecommunications & Technology Limited ("ETT"). Stockholders will also be able to obtain a copy of the preliminary proxy statement and, when filed, the definitive proxy statement without charge, by directing a request to: Mercator Partners Acquisition Corporation, 11911 Freedom Drive, Suite 590, Reston, VA 20190. The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the U.S. Securities and Exchange Commission's internet site www.sec.gov MPAC and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of MPAC stockholders to be held to approve the acquisition of GII and ETT. Information regarding MPAC's directors and executive officers is available in its Form 10-KSB for the year ended December 31, 2005 and the preliminary proxy statement as such information may be supplemented in the definitive proxy statement when filed with the U.S. Securities and Exchange Commission. No person other than MPAC has been authorized to give any information or to make any representations on behalf of MPAC or GII and ETT in connection with the acquisition, and if given or made, such other information or representations must not be relied upon as having been made or authorized by MPAC. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 about MPAC, GII, ETT and their combined business after completion of the proposed acquisition. Forward-looking statements are statements that are not historical facts and may be identified by the use of forward-looking terminology, including the words "believes," "expects," "intends," "may," "will," "should" or comparable terminology. Such forward-looking statements are based upon the current beliefs and expectations of MPAC's, GII's and ETT's management and are subject to risks and uncertainties which could cause actual results to differ from the forward-looking statements. The following factors, as well as other relevant risks detailed in MPAC's filings with the U.S. Securities and Exchange Commission, could cause actual results to differ from those set forth in the forward-looking statements: MPAC's dependence following its acquisition of GII and ETT on key personnel, some of whom may not remain with MPAC following a business combination; Risks that the acquisition of GII, ETT or another business combination may not be completed due to failure of the conditions to closing being satisfied or other factors; Loss of key customers; The ownership of MPAC's securities being concentrated; and Risks associated with the communications sector in general and the virtual network operator sector in particular. We caution you that forward-looking statements are not guarantees of future performance and that actual results of operations, financial condition and liquidity, and developments in the industry, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. These forward-looking statements are subject to numerous risks, uncertainties and assumptions. The forward-looking statements in this presentation speak only as of the date of this presentation and might not occur in light of these risks, uncertainties and assumptions. We undertake no obligation and disclaim any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda Overview and Investment Considerations Overview of Virtual Network Operator (VNO) Opportunity GTT - A Formidable Growth Platform Transaction Value & Structure Summary

Mercator Partners Acquisition Corp. MPAC is a blank-check company formed to consummate a business combination in the communications industry. MPAC completed a $59.5 million IPO on April 15, 2005 As of March 31, 2006, MPAC had approximately $55.2 million in cash held in trust, which is approximately $5.26 per share of Class B common stock In May 2006, MPAC entered into definitive agreements to acquire telecom services providers Global Internetworking, Inc. ("GII") and European Telecommunications & Technology Limited ("ETT") (together, the "Acquisition") The transaction is expected to close during the Fall of 2006 Upon closing, MPAC will change its name to Global Telecom &Technology, Inc. ("GTT") GTT will seek NASDAQ listing Shares to be outstanding, after giving effect to the Acquisition, will be 13,030,100

MPAC Transaction Overview MPAC is creating a global Virtual Network Operator ("VNO") by acquiring GII and ETT for approximately $63 million and will be renamed "GTT" VNOs are a rapidly growing industry sector filling a growing need of carrier and enterprise customers for flexible, technology independent, price competitive, end-to-end communications services GTT brings together complementary customer base, geographical coverage and capabilities ETT - Multinational enterprise customers in EMEA - Established, very high growth market GII - Carrier customers in North America - Market likely to follow similar high growth trend as Europe

MPAC Transaction Overview, Cont'd GTT will be the only "pure-play" VNO trading in the U.S. capital markets H. Brian Thompson will lead GTT's management as Executive Chairman - new leadership expects to grow GTT into a major telecom services provider Combined companies have grown by 31% CAGR over past 5 years to approximately $50 million in revenues Goal to more than double size of company in 2-3 years with 15-20% EBITDA margins

Investment Considerations The transaction is priced favorably for MPAC's shareholders Creates immediate value VNOs are an emerging sector and should attract high valuations in the capital markets Purchasing at 1.3x LTM Rev -vs- Comps at 2-3x LTM Rev The market for GTT's services is large and growing rapidly Global VNO platform poised for major internal growth and growth through acquisitions Ability to expand revenues and cash flows in near term is high due to combined global footprint and capabilities of GII and ETT Public company structure will help company in global expansion Provides public currency for consolidation in fragmented industry Creates greater visibility with customers and partners

Overview and Investment Considerations Overview of Virtual Network Operator (VNO) Opportunity GTT - A Formidable Growth Platform Transaction Value & Structure Summary

What are VNOs? VNOs have evolved to create flexible, technology independent solutions that are often unavailable through traditional carriers primarily relying on their own networks VNOs are service providers to enterprises and carriers that utilize third party networks VNOs fill a growing need for value-added managed network services (private line, IP VPN, professional services) VNOs are not limited to legacy network technology VNOs do not own significant infrastructure - low capex VNOs specialize in delivering complex end-to-end services VNOs manage relationships across multiple customers, carriers and geographies VNOs specialize in delivering superior service, know-how at attractive prices

Why Do Customers Prefer VNOs vs. Carriers? VNOs Traditional Carriers Flexible with global reach Constrained by owned physical networks and limited geographic reach Single source solution utilizing multiple communications networks and technologies Customers must work with multiple carriers Consolidated billing and pricing Multiple bills and pricing Most cost efficient routes Maximize use of own bandwidth VNOs are all about superior service and costs

Case Study #1: Ability to design customer- centric, best of breed solutions OC48 custom Managed Ring Solution - VNO Solution Sourced dark fiber Acquired optical networking equipment Built out ring to customer locations Lit dark fiber Provide full management solution Carrier Solution VNO Solution Capacity 2.5 GBPS Monthly Recurring Costs $68,000 $25,000 Non-Recurring Costs $75,000 $130,000 Topology Vulnerable Hub and Spoke Resilient Ring 3Yr Cost / Gigabit Capacity $1,009,200 $412,000 2.5 GBPS VNO designed a better network at a lower cost

Case Study #2: Ability to optimize "total costs" for customers Data Center Carrier 3 POP Carrier 3 POP Carrier 2 Last Mile Costs $1000 Carrier 3 Direct Costs $1000 1 S. Wacker Drive Chicago, IL Chicago, IL 401 Broad Philadelphia 401 Broad Philadelphia Data Center Carrier 1 POP Carrier 1 POP Carrier 2 Last Mile Costs $5000 Carrier 1 Direct Costs $700 1 S. Wacker Drive Chicago, IL Chicago, IL 401 Broad Philadelphia 200 Broad Philadelphia Traditional Approach VNO Optimized Approach $3,700 in total monthly savings thru VNO approach

Case Study #3: Ability to source competitive providers for any requirement By using VNOs, customers can take advantage of competition between carriers OC3 Private Line Circuit, Downtown NYC to Manchester, NH $20,500 $24,720 $34,380 $39,828 $52,953 Carrier 1 Carrier 2 Carrier 3 Carrier 4 Carrier 5

What is the VNO Market Opportunity? Explosive demand for corporate broadband Increased investment in enterprise networks Security Mobile applications and connectivity VoIP The demand for outsourced telecom services is growing rapidly Network complexity exceeds customers' capabilities Reduce implementation cycles VNOs are well positioned to grow within this market Technology neutral and minimize customers' risk Focused on customer service as differentiator Can optimize network services to reduce customer costs Flexible in changing solutions for customers

2% 4% 6% 8% 10% 12% VNO Market Share of MDNS Market(1) 1 MDNS: managed data network services Source:IDC, European Virtual Network Operators, February 2003 2001 2002 2003 2004 2005 2006E 172.8 360.912 654.2 1136 1565.8 2138 European VNO Market Size 63% CAGR VNO Share of European Market Increasing

VNO Market Sizing U.S. Private Line Market ($ Billions) U.S. IP-VPN Market ($ Billions) Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2005 32.4 2009E 35.5 Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2004 2.9 2009E 8.1 While there is no market sizing data for the U.S. VNO market, the potential addressable market is large and growing U.S. private line and IP-VPN services are key components of VNO service offerings Sources: U.S. IP-VPN Market estimate is from Network World, July 2005; U.S. Private Line Market estimate is from Insight Research Corporation, June 2005

What is the Business Model? Independent relationship to implement and manage telecommunications services for customers VNO services typically include Private Line (data transport & connectivity) Managed Data Services (IP VPN, access aggregation & hubbing, etc) Professional Services (network design, implementation and procurement) Long-term contracts (1-4 Yrs) and good revenue visibility Gross margins typically between 30-35% Minimal capital requirements - No networks to own Modest fixed costs Highly scaleable and attractive operating leverage Attainable EBITDA margins approaching 20%

VNO Market Barriers to Entry Extensive geographic coverage Network pricing and know-how Relationships with multiple carriers Strong and scalable operational infrastructure Credibility with customers

Overview and Investment Considerations Overview of Virtual Network Operator (VNO) Opportunity GTT - A Formidable Growth Platform Transaction Value & Structure Summary

GTT - A Formidable Global VNO Platform US & Americas Location UK & EMEA 1998 Founded 1998 Americas Wireline, media/cable, carriers Unmatched pricing & network database Strengths EMEA Multinational enterprises Unmatched enterprise operating systems $14.3 mm in CY 2005 Close to breakeven Financial $34.7 mm in CY 2005 Close to breakeven GII ETT

GTT - A Market Leader Highly complementary capabilities Global service footprint - services in over 50 countries Critical mass Established brands Blue chip customer base Unmatched, proprietary systems The only U.S. listed VNO pure-play Acquisition platform with public currency World-class management & board

GTT Historical Combined Revenue Performance ($MM) FY01 FY02 FY03 FY04 FY05 Total GTT 16.585 28.359 37.3 43.7 48.5 1) Combining Fiscal Years of GII, which End Sept. 30th with Fiscal Years of ETT which end Dec. 31st 2) ETT figures except 2005 are UK GAAP and have been converted to USD using annual average exchange rates 31% CAGR

GTT Combined Pro Forma Financials

Summary of Key Customers US and International Service Providers Enterprise, Government, Systems Integrators Bell Canada Cellular One Intelsat Telefonica Airbus North America U.S. Defense Contract Management Agency U.S. Navy University of California GTT has a large installed base of "blue-chip" customers whose identities are subject to confidentiality agreements, including: One of the largest global auto manufacturers One of the largest global banking institutions One of the largest U.S. wireless service providers Several federal and state government agencies and prime government contractors in the U.S. Several significant media companies and cable providers

Case Study: Leading Financial Information Customer The relationship was initiated in 2000 with an order to provide a service to Budapest and Moscow with revenue of approximately £250,000 per annum From a single service the relationship has now evolved to the provision of Managed Services in 22 countries All services are delivered under Master Services Agreement with 6GB's of bandwidth under management The customer spend with ETT has grown from approximately £250,000 per annum to over £4 million per annum. ETT is now a Global Top 10 provider for data services to the group The customer is supported seamlessly by an Account Team based in the UK and USA with a consultative sales approach based upon its knowledge and experience of the customer The ETT value proposition is a combination of reduced time to market for new services, adoption of new technologies where appropriate and cost efficiencies by leveraging the ETT business model

Growth Strategy Cross-sell expanded services within current customer base Integrate and leverage systems Expand sales efforts M&A

Strategic / Financial Goals Organic annual revenue growth rate exceeding 20% Cash flow breakeven by late 2006 / early 2007 Complete significant acquisitions in 2007 & 2008 Drive to 15-20% EBITDA margin by late 2008 / early 2009 Management's objective is to more than double the size of the business in the next 2-3 years

MERCATOR

Potential Acquisition Opportunities – Initial List

Name	Description	Location	Strengths	Est'd Sales
Company A	VNO focused on providing global MPLS and IP-VPN solutions	Western U.S.	Expertise in IP, MPLS, network security Attractive U.S. enterprise customer base Sales partnership with IBM Global Services	$45MM - $60MM
Company B	VNO focused on IP-VPN solutions	UK	IP-VPN expertise complements ETT, GII Attractive UK enterprise base	$40MM
Company C	Managed service provider focused on financial services	Northeast U.S.	Financial services sector is key to GTT Company has strong brand within segment	$20MM - $30MM
Company D	Private line reseller	Southeast U.S.	Strong agent channel Established base of U.S. medium size enterprise	$20MM - $30MM
Company E	Reseller of int'l private line services	Northeast U.S.	Established base of U.S. enterprise customers buying international private line	$20MM - $30MM
Company F	Resells private lines to DOD, U.S. gov't	Mid-Atlantic U.S.	Adds expertise in fast growing gov't sector	$10MM - $20MM
Company G	VNO focused on Wholesale Broadband Services	UK	UK Carriers DSL Connectivity VoIP	$15MM
Company H	VNO focused on providing global MPLS and IP-VPN solutions	UK	Multinational Contact Centers Consulting Telephony	$7MM - $10MM

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Overview and Investment Considerations Overview of Virtual Network Operator (VNO) Opportunity GTT - A Formidable Growth Platform Transaction Value & Structure Summary

Transaction Value and Structure Purchase Price $63.1 M $37.0 M $26.1M - Cash $51.0 M $37.0 M $14.0M - Notes/Stock/Warrants $12.1 M --- $12.1M MPAC Reserve Trust Balance as of 3/31/06 = $55.2 Million GTT will also adopt a Management Equity Incentive Plan Transaction Valued at Approx. 1.3x CY 2005 Revenue Brian Thompson - Executive Chairman Mike Keenan of GII will be CEO Chris Britton of ETT will head up International Board will Include: Brian Thompson, Mike Keenan, Rod Hackman, Morgan O'Brien + 3 TBD Total ETT GII

Valuation Metrics MPAC was able to purchase combined companies at a discount to peer group Acquiring at 1.3x 2005 proforma Revenue Comps generally trade between 2-3x LTM Revenues Based on MPAC's analysis, combined purchase price was: 48% below implied potential future valuation based on public comps trading analysis 15-25% below implied valuation based upon comparable acquisition analysis Based on MPAC's analysis, combined purchase price was: 34% below DCF value (based on a 20% revenue CAGR, 9.0x EBITDA Exit & 13% WACC)

Market Comparables - As of June 27, 2006

Vanco plc - Currently, the only publicly traded VNO UK-based Vanco plc (LSE: VAN) is largest publicly-traded VNO LTM Revenue: £146.6M LTM EBITDA: £19.9M Enterprise value of approx. 1.7x LTM revenue The NASDAQ Telecommunications Index trades at more than twice the FTSE All-Share Telecommunications Index on a price-to-sales basis (2.77x on the NASDAQ vs.1.16x on the London Stock Exchange) Note: Vanco financial data as of January 31, 2006 GTT intends to list on the NASDAQ

Overview and Investment Considerations Overview of Virtual Network Operator (VNO) Opportunity GTT - A Formidable Growth Platform Transaction Value & Structure Summary

Summary The transaction is priced very attractively GTT positioned to expand revenue base, cash flow and value rapidly through creation of a global VNO leader Low capex and working capital, good revenue visibility and modest fixed costs MPAC's shareholders capture majority of initial and future value creation (>90% Stake) MPAC's leadership expects to grow GTT platform into a major telecom service provider